                                                                   EXHIBIT 10.67

CROSS-CORPORATE CONTINUING GUARANTY

BORROWERS:       VERSO TECHNOLOGIES, INC.;
                 NACT TELECOMMUNICATIONS, INC.; AND
                 TELEMATE.NET SOFTWARE, INC.

GUARANTOR:       CLARENT CANADA LTD.

DATE:            FEBRUARY 12, 2003

THIS CROSS-CORPORATE CONTINUING GUARANTY is executed by the above-named guarantor (the "Guarantor"), as of the above date, in favor of SILICON VALLEY BANK ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054, with respect to the Indebtedness of the above-named borrowers (collectively, the "Borrower").




         1. CONTINUING GUARANTY; SECURITY AGREEMENT. Guarantor hereby, jointly and severally (and, to the extent necessary for the purposes of Quebec law, solidarily), unconditionally guarantees and promises to pay on demand to Silicon in lawful money of the United States, and to perform for the benefit of Silicon, all of Borrower's present and future Indebtedness (as defined below) to Silicon. Guarantors' obligations hereunder are secured a Movable Hypothec of even date (the "Security Agreement") and any and all other present and future pledges, security agreements and hypothecs or other charges of every kind.

         2. "INDEBTEDNESS." As used in this Guaranty, the term "Indebtedness" is used in its most comprehensive sense and shall mean and include without limitation: (a) any and all debts, duties, obligations, liabilities, representations, warranties and guaranties of Borrower or any one or more of them, heretofore, now, or hereafter made, incurred, or created, whether directly to Silicon or acquired by Silicon by assignment or otherwise, or held by Silicon on behalf of others, however arising, whether voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated, certain or uncertain, determined or undetermined, monetary or nonmonetary, written or oral, and whether Borrower may be liable individually, solidarily or jointly with others, and regardless of whether recovery thereon may be or hereafter become barred by any statute of limitations, discharged or uncollectible in any bankruptcy, insolvency or other proceeding, or otherwise unenforceable; and (b) any and all amendments, modifications, renewals and extensions of any or all of the foregoing, including without limitation amendments, modifications, renewals and extensions which are evidenced by any new or additional instrument, document or agreement; and (c) any and all attorneys' fees, court costs, and collection charges incurred in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor, or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof. All moneys and credits in fact borrowed or obtained by Borrower from Silicon will be deemed to form part of the Indebtedness notwithstanding any incapacity, disability or lack or limitation of status or power of Borrower or of the directors, officers, employees, partners or agents thereof, or that Borrower may not be a legal entity, or any irregularity, defect or informality in the borrowing or obtaining of such moneys or credits. If any amount in respect of the Indebtedness is not recoverable from Guarantor hereunder on the basis of a guarantee, then, notwithstanding any other provision hereof, Guarantor shall be liable hereunder as principal obligor and shall indemnify Silicon in respect of the due payment of such amount, and shall pay such amount to Silicon after demand as herein provided.

         3. WAIVERS. The obligations of Guarantor under this Guaranty are continuing, unconditional and absolute and, without limiting the generality of the foregoing, will not be released, discharged, diminished, limited or otherwise affected by (and Guarantor hereby consents to or waives, as applicable, to the fullest extent permitted by applicable law): (a) presentment for payment, notice of dishonor, demand, protest, and notice thereof as to any instrument, and all other notices and demands to which Guarantor might be entitled, including without limitation notice of all of the following: the acceptance hereof; the creation, existence, or acquisition of any Indebtedness; the amount of the Indebtedness from time to time outstanding; any foreclosure, taking in payment, sale or other disposition of any property which secures any or all of the Indebtedness or which secures the obligations of any other guarantor of any or all of the Indebtedness; any adverse change in Borrower's financial position; any other fact which might increase Guarantor's risk; any default, partial payment or non-payment of all or any part of the Indebtedness; the occurrence of any other Event of Default (as hereinafter defined); any and all agreements and arrangements between Silicon and Borrower and any changes, modifications, or extensions thereof, and any revocation, modification or release of any guaranty of any or all of the



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Silicon Valley Bank                          Cross-Corporate Continuing Guaranty
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Indebtedness by any person (including without limitation any other person signing this Guaranty); (b) any right to require Silicon to institute suit against, or to exhaust its rights and remedies against, Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Indebtedness, or to exercise any right of offset or compensation or other right with respect to any reserves, credits or deposit accounts held by or maintained with Silicon or any indebtedness of Silicon to Borrower, or to exercise any other right or power, or pursue any other remedy Silicon may have;
(c) any defense arising by reason of any disability, incapacity, lack of authority or other defense of Borrower or any other guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of Borrower or any other guarantor or any endorser, co-maker or other person, with respect to all or any part of the Indebtedness, or by reason of any act or omission of Silicon or others which directly or indirectly results in the discharge or release of Borrower or any other guarantor or any other person or any Indebtedness or any security therefor, whether by operation of law or otherwise; (d) any defense arising by reason of any failure of Silicon to obtain, perfect, register, maintain or keep in force any security interest in, or lien, hypothec or encumbrance upon, any property of Borrower or any other person; (e) any defense based upon any failure of Silicon to give Guarantor notice of any sale or other disposition of any property securing any or all of the Indebtedness, or any defects in any such notice that may be given, or any failure of Silicon to comply with any provision of applicable law in enforcing any security interest in or hypothec or lien upon any property securing any or all of the Indebtedness including, but not limited to, any failure by Silicon to dispose of any property securing any or all of the Indebtedness in a commercially reasonable manner; (f) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Borrower or any other guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Indebtedness (including without limitation any interest thereon), in or as a result of any such proceeding; (g) the benefit of any and all statutes of limitation or prescription with respect to any action based upon, arising out of or related to this Guaranty; (h) any release, non-perfection or invalidity of any direct or indirect security for any Indebtedness; (i) any change in the existence, structure, constitution, name, objects, powers, business, control or ownership of Borrower or any other person, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Borrower or any other person or their assets; (j) the existence of any claim, set-off, compensation or other rights which Guarantor may have at any time against Borrower, Silicon, or any other person, whether in connection herewith or any unrelated transactions; (k) any limitation, postponement, prohibition, subordination or other restriction on the rights of Silicon to payment of the Indebtedness; (l) any law which provides that the obligation of a guarantor must neither be larger in amount nor in other respects more burdensome or onerous than that of the principal obligation or which reduces a guarantor's obligation in proportion to the principal obligation; (m) any dealing whatsoever with Borrower or other person or any security, whether negligently or not, or any failure to do so; or (n) any other act or omission to act or delay of any kind by Borrower, Silicon, or any other person or any other circumstance whatsoever, whether similar or dissimilar to the foregoing, which might, but for the provisions of this Section 3, constitute a legal or equitable discharge, limitation or reduction of Guarantor's obligations hereunder (other than the payment in full of all of the Indebtedness). The foregoing provisions apply (and the foregoing waivers will be effective) even if the effect of any action (or failure to take action) by Silicon is to destroy or diminish Guarantor's subrogation rights, Guarantor's right to proceed against Borrower for reimbursement, Guarantor's right to recover contribution from any other guarantor or any other right or remedy. Until all of the Indebtedness has been paid, performed, and discharged in full, nothing shall discharge or satisfy the liability of Guarantor hereunder except the full performance and payment of all of the Indebtedness. If any claim is ever made upon Silicon for repayment or recovery of any amount or amounts received by Silicon in payment of or on account of any of the Indebtedness, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and Silicon repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Silicon or any of its property, or by reason of any settlement or compromise of any such claim effected by Silicon with any such claimant (including without limitation Borrower), then and in any such event, Guarantor agrees that any such judgment, decree, order, settlement and compromise shall be binding upon Guarantor, notwithstanding any revocation or release of this Guaranty or the cancellation of any note or other instrument evidencing any of the Indebtedness, or any release of any of the Indebtedness, and Guarantor shall be and remain liable to Silicon under this Guaranty for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by Silicon, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Guaranty. Until all of the Indebtedness has been irrevocably paid and performed in full, Guarantor hereby expressly and unconditionally waives (i) all rights of subrogation, reimbursement and indemnity of every kind against Borrower, (ii) all rights of recourse to any assets or property of Borrower, (iii) all rights to any collateral or security held for the payment and performance of any Indebtedness, and (iv) for the purposes of Quebec law and to the extent required, the benefits or rights of discussion and division, including (but not limited to) any of the foregoing rights which Guarantor may have under any present or future document or agreement with any Borrower or other person, and including (but not limited to) any of the foregoing rights which Guarantor may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine. Neither Silicon, nor any of



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Silicon Valley Bank                          Cross-Corporate Continuing Guaranty
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its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Silicon shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Guarantor or any other party through the ordinary negligence of Silicon, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Silicon.

         4. CONSENTS. Guarantor hereby consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Silicon may, from time to time before or after revocation of this Guaranty, do any one or more of the following in Silicon's sole and absolute discretion: (a) accelerate, accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Indebtedness or security; (b) grant any other indulgence to Borrower or any other person in respect of any or all of the Indebtedness or any other matter; (c) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Indebtedness or any guaranty of any or all of the Indebtedness, or on which Silicon at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (d) substitute or add, or take any action or omit to take any action which results in the release of, any one or more endorsers or guarantors of all or any part of the Indebtedness, including, without limitation one or more parties to this Guaranty, regardless of any destruction or impairment of any right of contribution or other right of Guarantor; (e) amend, alter or change in any respect whatsoever any term or provision relating to any or all of the Indebtedness, including the rate of interest thereon; (f) apply any sums received from Borrower, any other guarantor, endorser, or co-signer, or from the disposition of any collateral or security, to any indebtedness whatsoever owing from such person or secured by such collateral or security, in such manner and order as Silicon determines in its sole discretion, and regardless of whether such indebtedness is part of the Indebtedness, is secured, or is due and payable; (g) apply any sums received from Guarantor or from the disposition of any collateral or security securing the obligations of Guarantor, to any of the Indebtedness in such manner and order as Silicon determines in its sole discretion, regardless of whether or not such Indebtedness is secured or is due and payable. Guarantor consents and agrees that Silicon shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Indebtedness. Guarantor further consents and agrees that Silicon shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Indebtedness. Without limiting the generality of the foregoing, Silicon shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Indebtedness.

         5. NO COMMITMENT. Guarantor acknowledges and agrees that acceptance by Silicon of this Guaranty shall not constitute a commitment of any kind by Silicon to extend such credit or other financial accommodation to Borrower or to permit Borrower to incur Indebtedness to Silicon.

         6. EXERCISE OF RIGHTS AND REMEDIES; FORECLOSURE OF TRUST DEEDS. Guarantor hereby waives all rights of subrogation, discussion, division, reimbursement, indemnification, and contribution and any other rights and defenses that are or may become available to Guarantor or other surety by reason of California Civil Code Sections 2787 to 2855, inclusive or any other applicable law. Guarantor waives all rights and defenses that Guarantor may have because Borrower's Indebtedness is secured by real or immovable property. This means, among other things: (1) Silicon may collect from Guarantor without first foreclosing on any real or personal (immovable or movable) property collateral pledged, charged or hypothecated by Borrower. (2) If Silicon forecloses on any real property collateral pledged, charged or hypothecated by Borrower: (A) The amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) Silicon may collect from Guarantor even if Silicon, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower's Indebtedness is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the Code of Civil Procedure. Guarantor waives all rights and defenses arising out of an election of remedies by Silicon, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise.

         7. ACCELERATION. Notwithstanding the terms of all or any part of the Indebtedness, the obligations of Guarantor hereunder to pay and perform all of the Indebtedness shall, at the option of Silicon, immediately become due and payable, without notice, and without regard to the expressed maturity of any of the Indebtedness, in the event: (a) Guarantor shall fail to pay or perform when due any of its obligations under this Guaranty; or (b) any default or event of default occurs under any present or future loan agreement, security agreement or other instrument, document, or agreement between Silicon and Borrower, or (c) any default or event of default occurs under the Security Agreement or under any other present or future instrument, document, or agreement between Silicon and Guarantor. The foregoing are referred to in this Guaranty as "Events of Default". If acceleration of the time for payment, or the liability of Borrower to make payment, of any amount specified to be payable by Borrower in respect of


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Silicon Valley Bank                          Cross-Corporate Continuing Guaranty
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the Indebtedness is stayed, prohibited or otherwise affected upon the insolvency, bankruptcy, reorganization or winding-up of Borrower or any moratorium affecting the payment of the Indebtedness, all such amounts otherwise subject to acceleration or payment will nonetheless be deemed for all purposes of this Guaranty to be and to become due and payable by Borrower and shall be payable by Guarantor hereunder forthwith on demand by Silicon.

         8. INDEMNITY. Guarantor hereby agrees to indemnify Silicon and hold Silicon harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including without limitation attorneys' fees), of every nature, character and description, which Silicon may sustain or incur based upon or arising out of any of the Indebtedness, any actual or alleged failure to collect and pay over any withholding or other tax relating to Borrower or its employees, any relationship or agreement between Silicon and Borrower, any actual or alleged failure of Silicon to comply with any writ of attachment or other legal process relating to Borrower or any of its property, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by Silicon relating in any way to Borrower or the Indebtedness (except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of Silicon or any of its directors, officers, employees, agents, attorneys, or any other person affiliated with or representing Silicon). Notwithstanding any provision in this Guaranty to the contrary, the indemnity agreement set forth in this Section shall survive any termination or revocation of this Guaranty and shall for all purposes continue in full force and effect.

         9. SUBORDINATION. Any and all rights of Guarantor under any and all debts, liabilities and obligations owing from Borrower to Guarantor, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, are hereby subordinated in right of payment to the prior payment in full of all of the Indebtedness. No payment in respect of any such subordinated obligations shall at any time be made to or accepted by Guarantor if at the time of such payment any Indebtedness is outstanding. If any Event of Default has occurred, Borrower and any assignee, trustee in bankruptcy, receiver, or any other person having custody or control over any or all of Borrower's property are hereby authorized and directed to pay to Silicon the entire unpaid balance of the Indebtedness before making any payments whatsoever to Guarantor, whether as a creditor, shareholder, or otherwise; and insofar as may be necessary for that purpose, Guarantor hereby assigns and transfers to Silicon all rights to any and all debts, liabilities and obligations owing from Borrower to Guarantor, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, including without limitation any payments, dividends or distributions out of the business or assets of Borrower. Any amounts received by Guarantor in violation of the foregoing provisions shall be received and held as trustee for the benefit of Silicon and shall forthwith be paid over to Silicon to be applied to the Indebtedness in such order and sequence as Silicon shall in its sole discretion determine, without limiting or affecting any other right or remedy which Silicon may have hereunder or otherwise and without otherwise affecting the liability of Guarantor hereunder. In case of liquidation, winding up or bankruptcy of Borrower (whether voluntary or involuntary) or if Borrower will make a bulk sale of any of its assets within the bulk transfer provisions of any applicable legislation or any composition with creditors or scheme of arrangement, Silicon will have the right to rank for its full claims and receive all dividends or other payments in respect thereof in priority to Guarantor until the claims of Silicon have been paid in full, and Guarantor will continue liable hereunder for any balance which may be owing to Silicon by Borrower. In the event of the valuation by Silicon of any of its security and/or the retention thereof by Silicon, such valuation and/or retention will not, as between Silicon and Guarantor, be considered as a purchase of such security, or as payment or satisfaction or reduction of the Indebtedness or any part thereof. The foregoing provisions of this Section 9 will not in any way limit or lessen the liability of Guarantor under any other Section of this Guaranty. Guarantor hereby expressly waives any right to set-off or compensation or assert any counterclaim against Borrower.

         10. REVOCATION. This is a Continuing Guaranty relating to all of the Indebtedness, including Indebtedness arising under successive transactions which from time to time continue the Indebtedness or renew it after it has been satisfied. The obligations of Guarantor hereunder may be terminated only as to future transactions and only by giving 90 days' advance written notice thereof to Silicon at its address above by registered first-class U.S. or Canadian mail, postage prepaid, return receipt requested. No such revocation shall be effective until 90 days following the date of actual receipt thereof by Silicon. Notwithstanding such revocation, this Guaranty and all consents, waivers and other provisions hereof shall continue in full force and effect as to any and all Indebtedness which is outstanding on the effective date of revocation and all extensions, renewals and modifications of said Indebtedness (including without limitation amendments, extensions, renewals and modifications which are evidenced by new or additional instruments, documents or agreements executed after revocation), and all interest thereon, then and thereafter accruing, and all attorneys' fees, court costs and collection charges theretofore and thereafter incurred in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof.

         11. INDEPENDENT LIABILITY. Guarantor hereby agrees that one or more successive or concurrent actions may be brought hereon against Guarantor, in the same action in which Borrower may be sued or in separate actions, as often as deemed advisable by Silicon. The liability of Guarantor hereunder is exclusive and independent of any other guaranty of any or all of the Indebtedness whether executed



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Silicon Valley Bank                          Cross-Corporate Continuing Guaranty
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by Guarantor or by any other guarantor (including without limitation any other persons signing this Guaranty). The liability of Guarantor hereunder shall not be affected, revoked, impaired, or reduced by any one or more of the following:
(a) the fact that the Indebtedness exceeds the maximum amount of Guarantor's liability, if any, specified herein or elsewhere (and no agreement specifying a maximum amount of Guarantor's liability shall be enforceable unless set forth in a writing signed by Silicon or set forth in this Guaranty); or (b) any direction as to the application of payment by Borrower or by any other party; or (c) any other continuing or restrictive guaranty or undertaking or any limitation on the liability of any other guarantor (whether under this Guaranty or under any other agreement); or (d) any payment on or reduction of any such other guaranty or undertaking; or (e) any revocation, amendment, modification or release of any such other guaranty or undertaking; or (f) any dissolution or termination of, or increase, decrease, or change in membership of any Guarantor which is a partnership. Guarantor hereby expressly represents that it was not induced to give this Guaranty by the fact that there are or may be other guarantors either under this Guaranty or otherwise, and Guarantor agrees that any release of any one or more of such other guarantors shall not release Guarantor from its obligations hereunder either in full or to any lesser extent.

         12. FINANCIAL CONDITION OF BORROWER. Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty at Borrower's request and based solely upon its own independent investigation of all matters pertinent hereto, and Guarantor is not relying in any manner upon any representation or statement of Silicon with respect thereto. Guarantor represents and warrants that it is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower's financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting Silicon to furnish to him any information now or hereafter in Silicon's possession concerning the same or any other matter.

         13. FOREIGN CURRENCY OBLIGATIONS. Guarantor will make payment relative to the Indebtedness in the currency (the "Original Currency") in which Borrower is required to pay such Indebtedness. If Guarantor makes payment relative to any Indebtedness to Silicon in a currency (the "Other Currency") other than the Original Currency (whether voluntarily or pursuant to an order or judgment of a court or tribunal of any jurisdiction), such payment will constitute a discharge of the liability of Guarantor hereunder in respect of such Indebtedness only to the extent of the amount of the Original Currency which Silicon is able to purchase at Santa Clara, California with the amount it receives on the date of receipt. If the amount of the Original Currency which Silicon is able to purchase is less than the amount of such currency originally due to it in respect to the relevant Indebtedness, Guarantor will indemnify and save Silicon harmless from and against any loss or damage arising as a result of such deficiency. This indemnity will constitute an obligation separate and independent from the other obligations contained in this Guaranty, will give rise to a separate and independent cause of action, will apply irrespective of any indulgence granted by Silicon and will continue in full force and effect notwithstanding any judgment or order in respect of any amount due hereunder or under any judgment or order.

         14. TAXES AND SET-OFF BY GUARANTOR. All payments to be made by Guarantor hereunder will be made without set-off, compensation or counterclaim and without deduction for any taxes, levies, duties, fees, deductions, withholdings, restrictions or conditions of any nature whatsoever. If at any time any applicable law, regulation or international agreement requires Guarantor to make any such deduction or withholding from any such payment, the sum due from Guarantor with respect to such payment will be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Silicon receives a net sum equal to the sum which it would have received had no deduction or withholding been required.

         15. ADDITIONAL SECURITY. This Guaranty is in addition and without prejudice to any security of any kind (including other guarantees, security agreements and hypothecs) now or hereafter held by Silicon and any other rights or remedies that Silicon might have.

         16. SET-OFF BY CREDITOR. Silicon may, to the fullest extent permitted by law, set-off, compensate and apply any and all deposits at any time held by Silicon and any other indebtedness at any time owing by Silicon to or for the credit or for the account of Guarantor against any and all of the Indebtedness of Guarantor now or hereafter existing under this Guaranty even if
(a) Silicon has not made any demand hereunder, (b) Indebtedness are contingent or unmatured, or (c) the Indebtedness is not in the same currency as the offsetting deposits or indebtedness which may be owing by Silicon.

         17. CORPORATE CHANGES. Guarantor will not engage in any fundamental corporate change including, without limitation, any amalgamation, continuation, reorganization, arrangement, reduction in capital, liquidation, dissolution or winding-up, without Silicon's prior written consent.

   18. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants that (i) it is in Guarantor's direct interest to assist Borrower in procuring credit, because Borrower is an affiliate of Guarantor, furnishes goods or services to Guarantor, purchases or acquires goods or services from Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with Guarantor, (ii) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to



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Silicon Valley Bank                          Cross-Corporate Continuing Guaranty
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which Guarantor is a party or by which it or its assets are affected or bound.

         19. COSTS; INTEREST. Whether or not suit be instituted, Guarantor agrees to reimburse Silicon on demand for all reasonable attorneys' fees and all other reasonable costs and expenses incurred by Silicon in enforcing this Guaranty, or arising out of or relating in any way to this Guaranty, or in enforcing any of the Indebtedness against Borrower, Guarantor, or any other person, or in connection with any property of any kind securing all or any part of the Indebtedness. Without limiting the generality of the foregoing, and in addition thereto, Guarantor shall reimburse Silicon on demand for all reasonable attorneys' fees and costs Silicon incurs in any way relating to Guarantor, Borrower or the Indebtedness, in order to: obtain legal advice; enforce or seek to enforce any of its rights; commence, intervene in, respond to, or defend any action or proceeding; file, prosecute or defend any claim or cause of action in any action or proceeding (including without limitation any probate claim, bankruptcy claim, third-party claim, secured creditor claim, reclamation complaint, and complaint for relief from any stay under the Bankruptcy Code or otherwise); protect, obtain possession of, sell, lease, dispose of or otherwise enforce any security interest in or lien on any property of any kind securing any or all of the Indebtedness; or represent Silicon in any litigation with respect to Borrower's or Guarantor's affairs. In the event either Silicon or Guarantor files any lawsuit against the other predicated on a breach of this Guaranty, the prevailing party in such action shall be entitled to recover its attorneys' fees and costs of suit from the non-prevailing party. All sums due under this Guaranty shall bear interest from the date due until the date paid at the highest rate charged with respect to any of the Indebtedness.

         20. NOTICES. Any notice which a party shall be required or shall desire to give to the other hereunder (except for notice of revocation, which shall be governed by Section 10 of this Guaranty) shall be given by personal delivery or by telecopier or by depositing the same in the United States or Canadian mail, first class postage pre-paid, addressed to Silicon at its address set forth in the heading of this Guaranty and to Guarantor at its address provided by Guarantor to Silicon in writing, and such notices shall be deemed duly given on the date of personal delivery or one day after the date telecopied or 3 business days after the date of mailing as aforesaid. Silicon and Guarantor may change their address for purposes of receiving notices hereunder by giving written notice thereof to the other party in accordance herewith. Guarantor shall give Silicon immediate written notice of any change in its address.

         21. CLAIMS. Guarantor agrees that any claim or cause of action by Guarantor against Silicon, or any of Silicon's directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Guaranty, or any other present or future agreement between Silicon and Guarantor or between Silicon and Borrower, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, whether or not relating hereto or thereto, occurred, done, omitted or suffered to be done by Silicon, or by Silicon's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Guarantor by the commencement of an action or proceeding in a court of competent jurisdiction within Santa Clara County, California, by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of Silicon or any other person authorized to accept service of process on behalf of Silicon, within 30 days thereafter. Guarantor agrees that such one year period is a reasonable and sufficient time for Guarantor to investigate and act upon any such claim or cause of action. The one year period provided herein shall not be waived, tolled, or extended except by a specific written agreement of Silicon. This provision shall survive any termination of this Guaranty or any other agreement.

         22. CONSTRUCTION; SEVERABILITY. The term "Guarantor" as used herein shall be deemed to refer to Guarantor, any person resulting from the amalgamation, merger, consolidation, reorganization, continuation or other transformation thereof, as well as its successors and assigns. As used in this Guaranty, the term "property" is used in its most comprehensive sense and shall mean all property of every kind and nature whatsoever, including without limitation real or immovable property, personal or movable property, mixed property, tangible property and intangible property. If any provision of this Guaranty or the application thereof to any party or circumstance is held invalid, void, inoperative or unenforceable, the remainder of this Guaranty and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Guaranty being severable in any such instance.

         23. GENERAL PROVISIONS. Silicon shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other instrument or agreement evidencing obligations of Guarantor to Silicon, and against Borrower to the full extent of the Indebtedness. No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Silicon's right to proceed in any other form of action or proceeding or against any other party. The failure of Silicon to enforce any of the provisions of this Guaranty at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to Silicon by law or under any other instrument or agreement. Time is of the essence in the performance by Guarantor of each and every obligation under this Guaranty. Silicon shall have no obligation to inquire into the power or authority of Borrower or any of its officers, directors, employees, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of



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


any such power or authority shall be included in the Indebtedness guaranteed hereby. This Guaranty is the entire and only agreement (excluding for greater certainty the Security Agreement) between Guarantor and Silicon with respect to the guaranty of the Indebtedness of Borrower by Guarantor, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby. No course of dealings between the parties, no usage of the trade, and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term or provision of this Guaranty. There are no conditions to the full effectiveness of this Guaranty. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Guarantor and a duly authorized officer of Silicon. All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by Silicon and its successors and assigns and shall be binding upon Guarantor and its successors and permitted assigns. Section headings are used herein for convenience only. Guarantor acknowledges that the same may not describe completely the subject matter of the applicable Section, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.

         24. GOVERNING LAW; VENUE AND JURISDICTION. This instrument and all acts and transactions pursuant or relating hereto and all rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws of the State of California. In order to induce Silicon to accept this Guaranty, and as a material part of the consideration therefor, Guarantor (i) agrees that all actions or proceedings relating directly or indirectly hereto shall, at the option of Silicon, be litigated in courts located within Santa Clara County, California, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Guarantor may have to transfer or change the venue of any such action or proceeding.

         25. LANGUAGE. It is the express wish of the Parties that this Agreement and any related documents be drawn up and executed in English. Les parties conviennent que la presente convention et tous les documents s'y rattachant soient rediges et signes en anglais.

         26. RECEIPT OF COPY. Guarantor acknowledges receipt of a copy of this Guaranty.

         27. MUTUAL WAIVER OF RIGHT TO JURY TRIAL. SILICON AND GUARANTOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS GUARANTEE OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SILICON AND GUARANTOR ; OR (III) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF SILICON OR GUARANTOR OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING SILICON OR GUARANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

Guarantor Signature:

   CLARENT CANADA LTD.



   By /s/ Juliet M. Reising
     ---------------------------------
   Title President
     ---------------------------------



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